UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 20, 2016

COMMERCEHUB, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37840	81-1001640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fuller Road, 6th Floor

Albany, New York 12203

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (518) 810-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 20, 2016, Liberty Interactive Corporation (“LIC”) issued a press release (the “press release”) announcing information regarding the when-issued trading, ex-dividend date, and trading tier information relating to LIC’s upcoming spin-off of CommerceHub, Inc. The press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name
99.1	Press Release of Liberty Interactive Corporation, dated July 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2016

COMMERCEHUB, INC.

By:	/s/ Craig Troyer
	Name:	Craig Troyer
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release of Liberty Interactive Corporation, dated July 20, 2016.